UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 30, 2012

Date of Report (Date of earliest event reported)

Pacific WebWorks, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-26731 (Commission File Number)	87-0627910 (IRS Employer Identification No.)

230 West 400 South, 1st Floor, Salt Lake City, Utah 84101

(Address of principal executive offices)

(801) 578-9020

(Registrant’s telephone number, including area code)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Special Note Regarding Forward-looking Statements

This Current Report on Form 8-K contains forward-looking statements.  Words such as “may,” “expect,” “believe,” “anticipate,” “estimate,” “project,” or “continue” or comparable terminology used in connection with any discussion of future events or operating results are forward-looking statements.  You are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date of this report.  All forward-looking statements reflect our present expectation of future events and are subject to a number of important factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.

Section 5 – Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

Pacific WebWorks, Inc. (“the Company”) has effected changes in the management of the Company as described below.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously announced by Pacific WebWorks, Inc. (“the Company”) on Form 8-K, Chairman and CEO, Kenneth W. Bell, retired from those positions effective November 30, 2012.  Kenneth Bell has served as CEO of the Company since joining the Company in January, 2001 and served as Chairman of the Board since March, 2001.

K. Lance Bell Appointments

Effective December 1, 2012, K. Lance Bell, President, has been appointed by the Board of Directors (“Board”) as the new Chairman of the Board and Chief Executive Officer of the Company. Lance has served as a Director and as President, Secretary and Chief Financial Officer of the Company since May 2011.   He has resigned the positions of Secretary and Chief Financial Officer, but will remain the principal financial officer of the Company.  On November 29, 2012, the Company entered into a new Employment Agreement with Lance.  The Employment Agreement provides that Lance serve as President and Chief Executive Officer of the Company for a term from December 1, 2012 to December 31, 2015.  He will receive a salary of $212,000 per year and the employment agreement provides for a 6% increase in salary annually starting December 31, 2013, subject to the Board’s determinations.  He will receive cash bonuses not less than annually as determined by the Board, and shall have four week’s vacation, along with employee benefits consistent with other full time employees of the Company.  Upon termination, he shall not disclose the Company’s proprietary information for a period of two years.  In addition, he may be terminated for cause, but if termination results from a change in control, as described in the Employment Agreement, he is entitled to 3.0 times the average amount paid to him in salary, bonuses and profit sharing in the previous three fiscal years.  If the termination in a change of control situation occurs during the first year of employment, the Company will pay 1.5 times the average amount paid to him in salary, bonuses and profit sharing in that year.  Lance will also have the right to request in writing that any Company shares held by him be registered under any registration statement filed by the Company, subject to certain restrictions.

James C. Roundy Appointments

Effective December 1, 2012, James C. Roundy was appointed to fill a vacancy on our Board and appointed as Vice President of Sales and Marketing.  James is 35 years old and joined Pacific WebWorks in December, 2011 and has been working for the Company as the General Manager of Asher, LLC, a business specializing in design and production of gloves and apparel sold in the athletics industry and an entity that is controlled by the Company since December 2011.  Prior to joining Pacific WebWorks, he worked as the Founder and Manager of Asher, LLC, from June, 2009 to December, 2011.  James gained admission into the SJ Quinney College of Law at the University of Utah and attended there from August, 2008 to February, 2009 before leaving to found Asher, LLC.  From April, 2005 to August, 2008 he worked in Retirement Services and Operations at Fidelity Investments.  James holds a BS in Economics from the University of Utah.  The Board believes that James’ extensive contacts, entrepreneurial expertise, financial services exposure and educational background uniquely qualify him to fill a director seat on our Board and well position him to make a valuable contribution to our future success.

Mr. Roundy earned compensation from the Company of $1,333 for 2011 and $50,826 for 2012, year to date.  Mr. Roundy owns 29% of the Asher, LLC membership interest.  When the Company’s subsidiary Headlamp Ventures, LLC, acquired Asher, LLC in December 2011, the Company paid James $10,000 for a portion of his membership interest in Asher, LLC.  For value received, the Company holds a 51% ownership position in Asher, LLC.  James is a brother-in-law of K. Lance Bell.

Tanner J. Purser Appointments

Effective December 1, 2012, Tanner J. Purser was appointed as Controller and Secretary for the Company.  Mr. Purser is 26 years old and joined Pacific WebWorks in April, 2011 as an Accountant and quickly progressed to the role of Manager of Accounting for the Company.  He received compensation of $42,417 for 2011 and $48,833 during 2012 from the Company.  From November, 2010 to April, 2011 Tanner worked as Operator of a Liberty Tax franchise.  Prior to Liberty Tax, Tanner worked as an Accountant at HJ & Associates, an accounting and audit services firm, from December, 2008 to October, 2010.  From March, 2005 to December, 2008 he worked as an Accountant at Kartchner & Purser, an accounting services firm.  Tanner also founded “Let it Stick,” a custom design and vinyl lettering business, in January 2006.  Tanner holds a Master of Accountancy degree from Westminster College in Salt Lake City, Utah.  The Board looks forward to Tanner’s contributions to the Company’s future success.

Legal Proceedings

During the past ten years none of the above appointed directors and executive officers have been involved in any legal proceedings that are material to an evaluation of his ability or integrity; namely:  (1) filed a petition under federal bankruptcy laws or any state insolvency laws, nor had a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in which he/she was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing; (2) been convicted in a criminal proceeding or named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting his involvement in any type of business, securities or banking activities; or (4) been found by a court of competent jurisdiction in a civil action, by the SEC or the Commodity Futures Trading Commission to have violated any federal or state securities law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)

Not applicable

(b)

Not applicable

(c)

Not applicable

(d)

Exhibits

No.	Description
10.1	Employment Agreement between Pacific WebWorks and K. Lance Bell, dated November 29, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2012	PACIFIC WEBWORKS, INC. /s/ K. Lance Bell K. Lance Bell President

4